Fiscal 2024 First-Quarter Earnings Conference Call /////// November 7, 2023 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our expected future business and financial performance, our ability to develop innovations that address the evolving healthcare and macro-economic trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, our expected effective income tax rate, the potential for future payment of dividends, our evaluation of strategic alternatives, and the potential for future share repurchase programs, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2023, as well as Premier’s Form 10-Q for the quarter ended September 30, 2023, expected to be filed with the SEC shortly after this presentation. Premier’s periodic and current filings with the SEC are available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” and other “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. These measures are not in accordance with, or an alternative to, GAAP. The Appendix to this presentation includes schedules that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. You should carefully read Premier’s earnings release and periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such information should be read in conjunction with this presentation.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Chief Financial Officer

Advancing strategy to technology-enable better, smarter healthcare First Quarter Fiscal 2024 results reflect disciplined execution in actively managing our business Better than anticipated performance in profitability Sense of urgency in completing strategic alternative review process Named “One of The Best Companies to Work For” in 2023/24 by US News and World Report In partnership with Fortune Magazine, Premier announced 100 Top Hospitals and 15 Top Health Systems of 2023 Focused on accelerating the rapid technological innovation in healthcare Continuing to incubate, grow and scale artificial intelligence use cases for healthcare

Recent Leadership Promotions Leigh Anderson Chief Operating Officer Andy Brailo Chief Commercial Officer Bruce Radcliff Senior Vice President Supply Chain Services

Fiscal 2024 first quarter financial highlights Adjusted EBITDA* increased 5% to $105.7 million Performance Services segment net revenue increased 15% to $108.0 million GAAP net income of $42.4 million; $0.37 per fully diluted share Adjusted net income* and adjusted EPS* each increased 15% to $64.9 million and $0.54, respectively Supply Chain Services segment net revenue decreased 4% to $210.8 million GPO net administrative fees revenue decreased 1% Direct sourcing products revenue decreased 14% *These are a non-GAAP financial measures. Refer to the Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to the corresponding GAAP measures. (Compared with fiscal 2023 first quarter) Total net revenue increased 2% to $318.8 million

Strong financial position with flexible balance sheet Cash flow from operations of $81.9 million Free cash flow* of $35.9 million Cash and cash equivalents of $453.3 million No outstanding balance on $1.0 billion, five-year unsecured, revolving credit facility *This is a non-GAAP financial measure. Refer to the Appendix for a reconciliation of free cash flow to the corresponding GAAP measure. (As of and for the quarter ended September 30, 2023) Paid dividend of $25.8 million to stockholders in first quarter fiscal 2024 Board of Directors declared a dividend of $0.21 per share, payable on December 15, 2023, to stockholders of record as of December 1, 2023

Appendix

Use of Forward-looking Non-GAAP Financial Measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include strategic- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2023 2022 Net income $42,410 $42,959 Interest (income) expense, net (195) 2,859 Income tax expense 13,938 18,769 Depreciation and amortization 20,328 23,439 Amortization of purchased intangible assets 12,688 10,452 EBITDA 89,169 98,478 Stock-based compensation 6,893 7,349 Acquisition- and disposition-related expenses 6,205 2,160 Strategic initiative and financial restructuring-related expenses 1,746 1,520 Equity in net loss (income) of unconsolidated affiliates 1,726 (8,243) Other reconciling items, net — (127) Adjusted EBITDA $105,739 $101,137

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2023 2022 Income before income taxes $56,348 $61,728 Equity in net loss (income) of unconsolidated affiliates 1,726 (8,243) Interest (income) expense, net (195) 2,859 Other expense, net 1,092 2,164 Operating income 58,971 58,508 Depreciation and amortization 20,328 23,439 Amortization of purchased intangible assets 12,688 10,452 Stock-based compensation 6,893 7,349 Acquisition- and disposition-related expenses 6,205 2,160 Strategic initiative and financial restructuring-related expenses 1,746 1,520 Deferred compensation plan income (1,125) (2,370) Other reconciling items, net 33 79 Adjusted EBITDA $105,739 $101,137 Segment Adjusted EBITDA Supply Chain Services $114,974 $113,187 Performance Services 21,774 19,132 Corporate (31,009) (31,182) Adjusted EBITDA $105,739 $101,137

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2023 2022 Net income attributable to stockholders $44,761 $42,716 Income tax expense 13,938 18,769 Amortization of purchased intangible assets 12,688 10,452 Stock-based compensation 6,893 7,349 Acquisition- and disposition-related expenses 6,205 2,160 Strategic initiative and financial restructuring-related expenses 1,746 1,520 Equity in net loss (income) of unconsolidated affiliates 1,726 (8,243) Other reconciling items, net 929 1,267 Adjusted income before income taxes 88,886 75,990 Income tax expense on adjusted income before income taxes 23,999 19,758 Adjusted Net Income $64,887 $56,232

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) (In thousands) Three Months Ended September 30, 2023 2022 Net cash provided by operating activities $81,876 $74,751 Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (24,742) (24,277) Purchases of property and equipment (21,270) (18,930) Non-GAAP Free Cash Flow $35,864 $31,544

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended September 30, 2023 2022 Net income attributable to stockholders $44,761 $42,716 Income tax expense 13,938 18,769 Amortization of purchased intangible assets 12,688 10,452 Stock-based compensation 6,893 7,349 Acquisition- and disposition-related expenses 6,205 2,160 Strategic initiative and financial restructuring-related expenses 1,746 1,520 Equity in net loss (income) of unconsolidated affiliates 1,726 (8,243) Other reconciling items, net 929 1,267 Non-GAAP adjusted income before income taxes 88,886 75,990 Income tax expense on adjusted income before income taxes 23,999 19,758 Non-GAAP Adjusted Net Income $64,887 $56,232

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended September 30, 2023 2022 Weighted average: Common shares used for basic and diluted earnings per share 119,344 118,351 Potentially dilutive shares 789 1,682 Weighted average shares outstanding - diluted 120,133 120,033 Basic earnings per share attributable to stockholders $0.38 $0.36 Income tax expense 0.12 0.16 Amortization of purchased intangible assets 0.11 0.09 Stock-based compensation 0.06 0.06 Acquisition- and disposition-related expenses 0.05 0.02 Strategic initiative and financial restructuring-related expenses 0.01 0.01 Equity in net loss (income) of unconsolidated affiliates 0.01 (0.07) Other reconciling items, net — 0.01 Impact of corporation taxes (0.20) (0.17) Non-GAAP Adjusted EPS $0.54 $0.47